UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2026

LandBridge Corporation

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-42150 (Commission File Number)	93-3636146 (IRS Employer Identification No.)

5555 San Felipe Street, Suite 1200
Houston, Texas 77056
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 230‑8864

LandBridge Company LLC
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	LB	New York Stock Exchange NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On October 13, 2026, LandBridge Corporation completed its previously announced conversion and redomestication (the “Conversion and Redomestication”) from a Delaware limited liability company named LandBridge Company LLC (the “Delaware LLC”) to a Texas corporation named LandBridge Corporation (the “Texas Corporation”) pursuant to a plan of conversion (the “Plan of Conversion”), effective at 3:01 p.m. (Central Time) on October 13, 2026 (the “Effective Time”). References to “LandBridge” in this Current Report on Form 8-K mean (i) prior to the Effective Time, the Delaware LLC, and (ii) following the Effective Time, the Texas Corporation.

This Current Report on Form 8-K is being filed for the purpose of establishing the Texas Corporation as successor issuer of the Delaware LLC pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of Class A Common Stock (as defined below) of the Texas Corporation, as the successor registrant to the Delaware LLC, are deemed to be registered under Section 12(b) of the Exchange Act. Holders of uncertificated Common Shares (as defined below) of the Delaware LLC immediately prior to the Conversion and Redomestication continued as holders of uncertificated Common Stock (as defined below) of the Texas Corporation at the Effective Time.

Item 1.01. Entry into a Material Definitive Agreement.

Indemnification Agreements

The Delaware LLC previously entered into indemnification agreements with each of its directors and officers and certain other persons (the “Prior Indemnification Agreements”). In connection with the Conversion and Redomestication, the Texas Corporation entered into indemnification agreements with each of its directors and officers (collectively, the “Indemnitees” and such indemnification agreements, the “Indemnification Agreements”), effective as of October 13, 2026. The Indemnification Agreements provide for certain indemnification and advancement of expenses by LandBridge in connection with actions or proceedings arising out of the Indemnitees’ service as directors or officers of LandBridge or service to other entities at LandBridge’s request and occurring after the Conversion and Redomestication, on the terms and subject to the conditions set forth therein. The Indemnification Agreements additionally provide that the Prior Indemnification Agreements and the protection provided to the Indemnitees thereunder will continue to apply to all such actions or proceedings occurring prior to the Conversion and Redomestication.

The foregoing description of the Indemnification Agreements is not complete and is subject to and qualified in its entirety by reference to the complete text of the Indemnification Agreements, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Second Amended and Restated Limited Liability Company Agreement of OpCo

In connection with the Conversion and Redomestication, the Texas Corporation, as successor to the Delaware LLC, the managing member of DBR Land Holdings LLC (“OpCo”), entered into the Second Amended and Restated Limited Liability Company Agreement of OpCo (the “OpCo LLC Agreement”), with LandBridge Holdings LLC, the majority in interest member of OpCo and controlling shareholder of LandBridge.

The OpCo LLC Agreement provides the members of OpCo with substantially the same rights and obligations as such members previously held as members of OpCo pursuant to the Amended and Restated Limited Liability Company Agreement of OpCo, dated as of July 1, 2024, which was filed as Exhibit 4.2 to the Delaware LLC’s Current Report on Form 8-K filed on July 3, 2024 (the “Prior OpCo LLC Agreement”), as amended by Amendment No. 1 to the Prior OpCo LLC Agreement, effective as of September 30, 2024, which was filed as Exhibit 10.1 to the Delaware LLC’s Current Report on Form 8-K filed on October 4, 2024.

Under the OpCo LLC Agreement, each holder of a unit representing a membership interest in OpCo (each such unit, an “OpCo Unit”) will, subject to certain limitations, have a right (a “Redemption Right”) to cause OpCo to acquire all or a portion of its OpCo Units (along with the cancellation of a corresponding number of shares of Class B Common Stock (as defined below)) for, at OpCo’s election, (i) Class A Common Stock (as defined below) at a redemption ratio of one share of Class A Common Stock for each OpCo Unit redeemed, subject to applicable conversion rate adjustments, or (ii) cash in an amount equal to the Cash Election Amount (as defined in the OpCo

LLC Agreement) of such shares of Class A Common Stock. OpCo will determine whether to issue shares of Class A Common Stock or pay cash in an amount equal to the Cash Election Amount in lieu of the issuance of shares of Class A Common Stock based on facts in existence at the time of the decision, which are expected to include the relative value of the shares of Class A Common Stock (including the trading price for the shares of Class A Common Stock at the time), the cash purchase price, the availability of other sources of liquidity (such as an issuance of additional common stock) to acquire the OpCo Units and alternative uses for such cash. Alternatively, upon the exercise of the Redemption Right, LandBridge (instead of OpCo) will have the right (the “Call Right”) to, for administrative convenience, acquire each tendered OpCo Unit directly from the redeeming holder for, at LandBridge’s election, (x) one share of Class A Common Stock, subject to applicable conversion rate adjustments, or (y) cash in an amount equal to the Cash Election Amount of such shares of Class A Common Stock. LandBridge may exercise the Call Right only if a holder of an OpCo Unit first exercises its Redemption Right. As the sole managing member of OpCo, LandBridge’s decision to pay the Cash Election Amount upon an exercise of the Redemption Right or Call Right may be made by a conflicts committee consisting solely of independent directors. In connection with any redemption of OpCo Units pursuant to the Redemption Right or acquisition of OpCo Units pursuant to the Call Right, a corresponding number of shares of Class B Common Stock held by the redeeming holder will be automatically cancelled.

The foregoing description of the OpCo LLC Agreement is qualified in its entirety by reference to the text of the OpCo LLC Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 13, 2026, the Delaware LLC notified the New York Stock Exchange (the “NYSE”) and NYSE Texas, Inc. (the “NYSE Texas”) that certificates of conversion had been filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Texas, to be effective at the Effective Time.

At the Effective Time, (i) each Class A share representing limited liability company interests in the Delaware LLC (collectively, the “Class A Shares”) issued and outstanding or held in treasury immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of Class A common stock, $0.001 par value per share, of the Texas Corporation (“Class A Common Stock”) and (ii) each Class B share representing limited liability company interests in the Delaware LLC (collectively, the “Class B Shares” and, together with the Class A Shares, the “Common Shares”) issued and outstanding or held in treasury immediately prior to the Effective Time converted into one issued and outstanding, fully paid and nonassessable share of Class B common stock, $0.001 par value per share, of the Texas Corporation (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”).

As of the open of business on October 14, 2026, the NYSE and the NYSE Texas ceased trading of the Class A Shares on the NYSE and the NYSE Texas, respectively, and commenced trading of the Class A Common Stock (CUSIP: 514952100) on the NYSE and the NYSE Texas, respectively, under the existing ticker symbol “LB.” LandBridge expects the NYSE and the NYSE Texas to file with the U.S. Securities and Exchange Commission (the “SEC”) an application on Form 25 to report that the Class A Shares are discontinued for trading on the NYSE and the NYSE Texas.

Item 3.03. Material Modification to Rights of Security Holders.

On August 14, 2026, shareholders of the Delaware LLC holding a majority of the total votes that may be cast generally in the election of directors by holders of all outstanding Common Shares, voting together as a single class, took action by written consent in lieu of a shareholder meeting to approve the Conversion and Redomestication and the Plan of Conversion, as described in LandBridge’s definitive information statement on Schedule 14C filed with the SEC on September 23, 2026 (the “Information Statement”). Pursuant to the Plan of Conversion, LandBridge effected the Conversion and Redomestication on October 13, 2026 by filing: (i) a certificate of conversion with the Secretary of State of the State of Delaware, (ii) a certificate of conversion with the Secretary of State of the State of Texas, with the Plan of Conversion, and (iii) a certificate of formation with the Secretary of State of the State of Texas (the “Texas Charter”). LandBridge also adopted new bylaws (the “Texas Bylaws”) to reflect the Conversion and Redomestication.

Through the adoption of the Plan of Conversion, at the Effective Time:

•
LandBridge’s domicile changed from the State of Delaware to the State of Texas.
•
LandBridge continues in existence as a Texas corporation and continues to operate its business under the new name, “LandBridge Corporation.” The legal existence of LandBridge did not cease at any time.
•
The internal affairs of LandBridge ceased to be governed by Delaware law and are instead governed by Texas law.
•
LandBridge ceased to be governed by its Delaware certificate of formation and limited liability company agreement and is instead governed by the provisions of the Texas Charter and the Texas Bylaws.
•
The Conversion and Redomestication did not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth of LandBridge (other than as a result of the costs related to the Conversion and Redomestication).
•
Each outstanding Class A Share automatically converted into one outstanding share of Class A Common Stock.
•
Each outstanding Class B Share automatically converted into one outstanding share of Class B Common Stock.
•
Shareholders are not required to exchange their existing book entry entitlements representing Common Shares in order to receive new book entry entitlements representing shares of Common Stock.
•
Each outstanding restricted share unit, equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that was based on the value of, the Class A Shares, whether vested or unvested, which was outstanding immediately prior to the Effective Time, continued in existence and constitutes a restricted stock unit or equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the same amount of shares of Class A Common Stock, respectively, and, if applicable, with the same exercise, purchase or conversion price per share, and, to the extent permitted by law and otherwise reasonably practicable, has the same term, exercisability, vesting schedule, status and all other terms and conditions as in effect immediately prior to the Effective Time with such adjustments to the number of shares, exercise price (if applicable), vesting schedule, and other terms and conditions as shall be equitably determined by the Board of Directors of the Texas Corporation in good faith so as to preserve the intrinsic value, economic benefits, and rights of the holders as of immediately prior to the Effective Date.
•
Each OpCo Unit outstanding immediately prior to the Conversion and Redomestication is redeemable for one share of Class A Common Stock, instead of one Class A Share, on the terms set forth in the OpCo LLC Agreement. In connection with any such redemption of OpCo Units, a corresponding number of shares of Class B Common Stock will be cancelled.
•
The Class A Common Stock resulting from the conversion continues to be traded on the NYSE and the NYSE Texas under the symbol “LB.” The Conversion and Redomestication did not cause any interruption in the trading of such Class A Common Stock.
•
The Conversion and Redomestication did not adversely affect any of LandBridge’s material contracts with any third parties, and LandBridge’s rights and obligations under those material contractual agreements continue to be the rights and obligations of the Texas Corporation.
•
The Conversion and Redomestication did not extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the Delaware LLC (including any appeal therefrom) that was pending as of the Effective Time or extinguish or adversely affect the standing or ability of such persons or entities to initiate certain derivative actions or suits on behalf of the Delaware LLC.

Certain rights of LandBridge’s shareholders were changed as a result of the Conversion and Redomestication. A more detailed description of the Plan of Conversion, the Texas Charter and the Texas Bylaws, and the effects of the Conversion and Redomestication, is set forth in the Information Statement, including under “Principal Terms of the Conversion and Redomestication,” “What Changes After the Conversion and Redomestication,” and “Certain U.S. Federal Income Tax Consequences of the Conversion and Redomestication,” and the description contained therein is incorporated by reference herein.

The foregoing descriptions of the Plan of Conversion, the Texas Charter and the Texas Bylaws do not purport to be complete and are subject to and qualified in their entirety by the full text of the Plan of Conversion, the Texas Charter and the Texas Bylaws, copies of which are attached hereto as Exhibit 2.1, Exhibit 3.3 and Exhibit 3.4, respectively, and are incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time and as a result of the Conversion and Redomestication, the directors and executive officers of the Delaware LLC immediately prior to the Effective Time became the directors and executive officers of the Texas Corporation. In addition, the committees of the Board of Directors of the Delaware LLC, and the membership thereof, immediately prior to the Effective Time, were replicated at the Texas Corporation at the Effective Time.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information set forth under Item 3.03 is incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

The Description of Securities set forth in Exhibit 99.1 is being filed for the purpose of providing a description of the securities of the Texas Corporation. The Description of Securities summarizes the material terms of the Texas Corporation’s securities as of the date hereof. This summary is not a complete description of the terms of the Texas Corporation’s securities and is qualified by reference to the Texas Charter and Texas Bylaws, each filed herewith, as well as applicable provisions of Texas law.

The Description of Securities set forth in Exhibit 99.1 is incorporated by reference into this Item 8.01. The disclosure contained in this Current Report on Form 8-K modifies and supersedes any corresponding discussions included in any registration statement or report previously filed with the SEC pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder to the extent they are inconsistent with such information.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT	DESCRIPTION
2.1	Plan of Conversion.
3.1	Delaware Certificate of Conversion of LandBridge Company LLC.
3.2	Texas Certificate of Conversion of LandBridge Company LLC.
3.3	Certificate of Formation of LandBridge Corporation.
3.4	Bylaws of LandBridge Corporation.
4.1	Second Amended and Restated Limited Liability Company Agreement of DBR Land Holdings LLC, dated as of October 13, 2026.
10.1	Form of Indemnification Agreement.
99.1	Description of Securities.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2026	LANDBRIDGE CORPORATION
	By:	/s/ Scott L. McNeely
Name: Scott L. McNeely
Title: Executive Vice President, Chief Financial Officer